MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price Large Cap Blend Fund
(the “Fund”)
Supplement dated May 1, 2022 to the
Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective on or about December 31, 2022, Mark S. Finn is expected to step down as a portfolio manager of the Fund and his information found on page 23 under the heading Portfolio Manager(s) in the section titled Management and on page 70 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds will be removed.
The following information supplements the information for the Fund found on page 23 under the heading Portfolio Manager(s) in the section titled Management:
Ryan S. Hedrick is a Vice President and Portfolio Manager at T. Rowe Price. Mr. Hedrick is expected to become a portfolio manager of the Fund effective January 1, 2023.
The following information supplements the information for T. Rowe Price Associates, Inc. found beginning on page 68 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Ryan S. Hedrick
is expected to become a portfolio manager of the MassMutual Select T. Rowe Price Large Cap Blend Fund on January 1, 2023. Mr. Hedrick is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2013 and his investment experience dates from 2004. During the past five years, Mr. Hedrick has served as associate portfolio manager of T. Rowe Price’s U.S. Value Equity strategy (beginning in May 2021), and as an associate portfolio manager supporting T. Rowe Price’s U.S. Large-Cap Value strategies (beginning in October 2019).
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-TRUN-22-02

MASSMUTUAL SELECT FUNDS
MassMutual Total Return Bond Fund
(the “Fund”)
Supplement dated May 1, 2022 to the
Prospectus dated February 1, 2022 and the
Summary Prospectus dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information supplements the information for the Fund found (beginning on page 5 of the Prospectus) under the heading Principal Risks in the section titled Investments, Risks, and Performance:
LIBOR Risk Certain instruments in which the Fund may invest rely in some fashion upon the London-Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR, including an extension by the ICE Benchmark Administration to postpone certain aspects of the LIBOR transition to June 2023, and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B300IM-22-06
TRB-22-01

MASSMUTUAL SELECT FUNDS
MassMutual Select T. Rowe Price Large Cap Blend Fund
(the “Fund”)
Supplement dated May 1, 2022 to the
Statement of Additional Information dated February 1, 2022
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
The following information replaces similar information for T. Rowe Price Associate, Inc. (“T. Rowe Price”) related to the Fund found on page B-107 in the section titled Appendix C—Additional Portfolio Manager Information:
The portfolio managers of the MM Select T. Rowe Price Large Cap Blend Fund are Shawn T. Driscoll, Joe Fath, Mark S. Finn, Ann M. Holcomb, Jason Nogueira, and Jason Benjamin Polun. Mr. Finn is expected to step down as a portfolio manager of the MM Select T. Rowe Price Large Cap Blend Fund on or about December 31, 2022. Ryan S. Hedrick is expected to become a portfolio manager of the MM Select T. Rowe Price Large Cap Blend Fund on January 1, 2023.
The following information supplements the information for T. Rowe Price related to the Fund found on pages B-107 and B-108 under the headings Other Accounts Managed and Ownership of Securities in the section titled Appendix C—Additional Portfolio Manager Information:
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Ryan S. Hedrick
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	2	$106,910,345	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of December 31, 2021.

**
Does not include the MM Select T. Rowe Price Large Cap Blend Fund.

Ownership of Securities:
As of December 31, 2021, Mr. Hedrick did not own any shares of the MM Select T. Rowe Price Large Cap Blend Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-TRUN-22-02